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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)  March 26, 1997
                                                 -----------------------------

                             Armor Holdings, Inc.
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            (Exact name of registrant as specified in its charter)


Delaware                         0-18863                       59-3392443
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State or other                 (Commission                  (I.R.S. Employer
jurisdiction of                File Number)                Identification No.)
incorporation)


     13386 International Parkway, Jacksonville, Florida          32218
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          (Address of principal executive offices)             (Zip code)



Registrant's telephone number, including area code (904)  741-5402
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     191 Nassau Place Road, Yulee, Florida                       32097
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       (Former name or former address, if changed since last report)



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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

SUPERCRAFT (GARMENTS) LIMITED

                  On April 7, 1997, Armor Holdings, Inc., a Delaware corporation (the "Company"), through its newly formed wholly-owned subsidiary Armor Holdings Limited, a United Kingdom corporation ("AHL"), acquired all of the outstanding share capital (the "Supercraft Shares") of Supercraft (Garments) Limited, a United Kingdom corporation ("Supercraft") pursuant to the terms of a Share Acquisition Agreement (the "Supercraft Acquisition Agreement") dated April 7, 1997, between the Company, AHL and Bodycote International PLC, a United Kingdom corporation ("Bodycote"), the sole shareholder of Supercraft. Supercraft is a leading European manufacturer and distributor of military apparel, high visibility garments and bullet resistant vests to law enforcement and military agencies through Europe, the Middle East and Asia.

                  Pursuant to the terms of the Supercraft Acquisition Agreement, as consideration for the Supercraft Shares, AHL paid to Bodycote:
(i) (pound)813,500 in cash at closing (the "Initial Consideration"), which is subject to adjustment in the event Supercraft's net assets, as shown in the Completion Accounts of Supercraft, are less than (pound)825,000; (ii) (pound)536,500, which was placed in a segregated account pending the final disposition of title to certain real property acquired by AHL from Bodycote; and (iii) certain deferred compensation in an amount not to exceed (pound)250,000, if Supercraft's profit before interest (income or expense) and taxes (as computed in accordance with the accounting principles adopted by Supercraft and consistently applied but subject to United Kingdom generally accepted accounting principles) for the fiscal year ended December 31, 1997 exceeds (pound)350,000. In addition, AHL loaned (pound)400,000 to Supercraft in exchange for a promissory note of Supercraft.

                  AHL funded the acquisition from working capital of the Company.



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                  The foregoing description of the Supercraft Acquisition
Agreement and the transactions contemplated thereby is not intended to be complete and is qualified in its entirety by the complete text of the Supercraft Acquisition Agreement. Capitalized terms not otherwise defined shall have their respective meanings as set forth in the Supercraft Acquisition Agreement.

DSL GROUP LIMITED

                  On April 16, 1997 (the "Completion Date") pursuant to an agreement (the "DSL Purchase Agreement") for the sale and purchase of the whole of the issued share capital of DSL Group Limited ("DSL") between the Company, AHL (AHL, together with the Company, hereinafter being referred to as the "Purchasers"), the Institutional Vendors, the Management Vendors (collectively, the "Vendors") and Martin Brayshaw, the Company agreed to acquire all of the issued ordinary and deferred share capital of DSL and AHL agreed to acquire all of the issued preference share capital of DSL (together, the "DSL Shares") from the Vendors (the "DSL Acquisition"). DSL's core business is devising and then implementing solutions to complex security problems in high risk areas. DSL's services encompass the provision of detailed threat assessments, security planning, security training, the provision, training and supervision of specialist manpower and other services up to the implementation and management of fully integrated security systems. Pursuant to the terms of the DSL Purchase Agreement, the Purchasers agreed to purchase the DSL Shares from the Vendors, and as consideration therefor (i) in respect of all of the outstanding ordinary share capital of DSL, the Company issued to the Vendors 1,274,217 shares of common stock, $0.01 per share (the "Common Stock"), of the Company (the "Consideration Shares") having a value, when valued in accordance with the DSL Purchase Agreement, equal to (pound)6,725,656, (ii) in respect of all of the outstanding deferred share capital of DSL, the Company paid the sum of (pound)1 in the aggregate (which the Vendors requested and authorized the Purchasers to retain and apply for the benefit of DSL) and (iii) in respect of all of the outstanding preference share capital of DSL, AHL paid the sum of (pound)4,635,000 in the aggregate. All of the DSL Shares were acquired together with all rights to unpaid dividends, including in particular the right to an aggregate dividend of (pound)235,000 accrued in respect of the preference shares. In addition, the Company also paid $6,850,000 plus interest to N.M. Rothschild & Sons Limited ("Rothschild") in repayment of
DSL's outstanding balance on its credit facility with Rothschild (the "Rothschild Debt").

                  In connection with the execution of the DSL Purchase Agreement, the Company agreed to register the Consideration Shares for sale under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the terms of a Registration Rights Agreement between the Company and the Vendors (the "Registration Rights Agreement").

                  Pursuant to the terms of the Registration Rights Agreement, the Holders are entitled to one (1) demand registration right. On the Completion Date, three Holders, NatWest Ventures Nominees Limited, Phoenix General Partner Limited and Compass Representatives Limited served a Demand upon the Company to register under the Securities Act all of the Registrable Securities held

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by such Electing Holders. Pursuant to the Demand and the terms of the
Registration Rights Agreement, the Company is obligated to file with the Securities and Exchange Commission an appropriate Registration Statement under the Securities Act with respect to the Shares by May 16, 1997. As soon as practicable, and in any event by July 10, 1997, the Company shall cause to be published combined operating results of the Company, including at least thirty
(30) days of combined sales and net income of the Company, its consolidated subsidiaries and DSL and its consolidated subsidiaries following the Completion Date (the "Combined Results"). The Company agreed to use its best efforts to cause the Registration Statement to be declared effective as soon as practicable after publication of the Combined Results.

                  In addition to the demand registration right, if at any time within one (1) year after the Completion Date, the Company proposes to file a Registration Statement under the Securities Act (except in certain circumstances) relating to a public offering of the Company's Common Stock after Jonathan M. Spiller, the President and Chief Executive Officer of the Company, has sold, transferred or disposed or proposes to sell, transfer, or dispose of, shares of Common Stock held by him in excess of 64,666 shares, then the Holders that own Registrable Securities shall have a piggyback right to register certain of their Registrable Securities pursuant to such Registration Statement. The Holders are entitled to an unlimited number of piggyback registrations.

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                  Pursuant to the DSL Purchase Agreement, certain of the
Management Vendors (the "Warrantors") made representations and warranties to the Purchasers. In order to secure the obligations of the Warrantors in respect of these representations and warranties, the Warrantors agreed to deliver to Ashurst Morris Crisp, solicitors, in London, as escrow agent (the "Escrow Agent"), an aggregate of 49,694 of the Consideration Shares (the "Escrow Shares"), to be held in escrow until the earlier of April 16, 1998 and the issuance by the Company of its audited accounts for the year ending December 31, 1997, provided that the Escrow Shares will be retained in escrow beyond such date if, prior thereto, the Company, among other things, makes a warranty claim against the relevant Warrantor.

                  Subject to any rights in favor of third parties that may be granted by the Warrantors, each Warrantor shall be entitled to vote the shares of Common Stock in the Escrow Fund deposited by such Warrantor and to receive dividends thereon, when, as and if declared by the Board of Directors of the Company.

                  The foregoing descriptions of the DSL Purchase Agreement, the Escrow Agreement and the Registration Rights Agreement and the transactions contemplated thereby are not intended to be complete and are qualified in their entirety by the complete texts of the DSL Purchase Agreement, the Escrow Agreement and the Registration Rights Agreement. Capitalized terms not otherwise defined herein shall have their respective meanings as set forth in such agreements.

                  The Company funded the cash acquisition of the preference shares, the repayment of the Rothschild Debt and the payment of other fees and expenses by drawing down on its revolving credit facility with Barnett Bank, N.A. in the amount of $15,400,000. The terms of the Company's revolving credit facility with Barnett Bank, N.A. are hereinafter described in Item 5.

ITEM 5.           OTHER EVENTS

                  On March 26, 1997, the Company restructured its existing credit facility with Barnett Bank, N.A. ("Barnett Bank") pursuant to an Amended and Restated Loan Agreement (the "Loan Agreement") dated March 26, 1997, between the Company and Barnett Bank. Pursuant to the Loan Agreement, Barnett Bank established a $20,000,000 revolving line of credit (the "Credit Facility") for the benefit of the Company. The Company's indebtedness under such revolving credit facility is evidenced by a Renewal Promissory Note in the principal amount of $20,000,000 bearing interest at a rate of either (i) Barnett Bank's prime rate less one-quarter of one percent (.25%) or (ii) an adjusted LIBOR rate equal to 2.25% per annum over the LIBOR



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rate, as selected by the Company. In addition, the Loan Agreement provides that Barnett Bank will make available to the Company an acceptance facility, subject to the terms and conditions of an Acceptance Credit Agreement dated November 14, 1996, as amended, between the Company and Barnett Bank. The maximum amount of acceptances under this facility outstanding at any time cannot exceed $5,000,000. Barnett Bank will also issue to the Company letters of credit pursuant to reimbursement agreements to be entered into from time to time between the Company and Barnett Bank. The amount of any acceptances or letters of credit shall be counted towards the revolving credit facility, which is in the maximum principal amount of $20,000,000.

                  As part of the Loan Agreement, NIK Public Safety, Inc. ("NIK"), Armor Holdings Properties, Inc. and Defense Technology Corporation of America ("DTC," NIK, Armor Holdings Properties, Inc. and DTC collectively, the "Subsidiaries") reaffirmed each of their prior obligations to Barnett Bank to act as a guarantor for the Company's obligations under the Loan Agreement pursuant to a Guaranty of Payment (the "Guaranty"). The Loan Agreement is secured by a security interest in all of the assets of the Company and each of the Subsidiaries. Each such security interest is evidenced by a separate Amended and Restated Security Agreement between Barnett Bank, the Company and each of the Subsidiaries (the "Amended and Restated Security Agreement"). In addition, as further collateral for the Credit Facility (i) the Company entered into a Pledge Agreement with Barnett Bank pursuant to which the Company pledged as further collateral for the Loan Agreement, all of the issued and outstanding capital stock of the Subsidiaries, and (ii) NIK and DTC entered into a Collateral Assignment with Barnett Bank (the "Collateral Assignment") pursuant to which they each granted a security interest in the trademarks and patents owned by each entity. The Company agreed to cause any newly formed or acquired subsidiaries to enter into an Amended and Restated Security Agreement, a Collateral Assignment and a Guaranty, as appropriate, to secure the Company's obligations to Barnett Bank under the Loan Agreement.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA
                  FINANCIAL INFORMATION AND EXHIBITS

                  (a) and (b) Financial Statements and Pro Forma Financial
                              Information.

                  It is impracticable at this time for the Company to provide the financial statements that may be required to be included herein. The Company hereby undertakes to file such required financial statements and pro forma financial information as soon as practicable, but in no event later than June 21, 1997.

                  (c)      Exhibits.

                  The following Exhibits are hereby filed as part of this Current Report on Form 8-K.



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
EXHIBIT           DESCRIPTION
-------           -----------
2.1               Share Acquisition Agreement, dated as of April 7,1997, between Bodycote, AHL and the Company.

2.2               Agreement for the Sale and Purchase of the Whole of the Issued Share Capital of
                  DSL Group Limited, dated April 16, 1997, between the Company, AHL, NatWest
                  Ventures Nominees Limited and Others and Martin Brayshaw.

10.1              Tax Deed, dated April 7, 1997, between the Company and Bodycote.

10.2              Form of Escrow Agreement, dated April 16, 1997, between the Company, the
                  Warrantors and Ashurst Morris Crisp.

10.3              Form of Registration Rights Agreement, dated April 16, 1997, between the
                  Company and the Vendors.

10.4              Amended and Restated Loan Agreement dated March 26, 1997, between the
                  Company and Barnett Bank.

10.5              Renewal Promissory Note, dated March 26, 1997, made by Armor Holdings, Inc.
                  in favor of Barnett Bank.

10.6              Form of Amended and Restated Security Agreement, dated March
                  26, 1997, made by each of the Company and the Subsidiaries in favor of Barnett Bank.

10.7              Pledge Agreement, dated March 26, 1997, made by the Company in favor of
                  Barnett Bank.

10.8              Form of Collateral Assignment, dated March 26, 1997, made by each of Defense
                  Technology Corporation of America and NIK Public Safety, Inc. in favor of
                  Barnett Bank.

10.9              Amendment to Acceptance Credit Agreement, dated March 26, 1997, between the
                  Company and Barnett Bank.

10.10             Consent with respect to Guaranty of Payment, dated as of March 26, 1997, of NIK
                  Public Safety, Inc., Armor Holdings Properties, Inc. and Defense Technology
                  Corporation of America.

10.11             Form of Guaranty of Payment, dated November 14, 1996.



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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ARMOR HOLDINGS, INC.

                                          /s/ Jonathan M. Spiller
                                          ------------------------------------
                                          Jonathan M. Spiller
                                          President and Chief Executive Officer

                                          Dated:  April 22, 1997




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



                                                   EXHIBIT INDEX



                  The following exhibits are filed herewith:

EXHIBIT           DESCRIPTION
-------           -----------
2.1               Share Acquisition Agreement, dated as of April 7,1997, between Bodycote, AHL and the Company.

2.2               Agreement for the Sale and Purchase of the Whole of the Issued Share Capital of
                  DSL Group Limited, dated April 16, 1997, between the Company, AHL, NatWest
                  Ventures Nominees Limited and Others and Martin Brayshaw.

10.1              Tax Deed, dated April 7, 1997, between the Company and Bodycote.

10.2              Form of Escrow Agreement, dated April 16, 1997, between the Company, the
                  Warrantors and Ashurst Morris Crisp.

10.3              Form of Registration Rights Agreement, dated April 16, 1997, between the
                  Company and the Vendors.

10.4              Amended and Restated Loan Agreement dated March 26, 1997, between the
                  Company and Barnett Bank.

10.5              Renewal Promissory Note, dated March 26, 1997, made by Armor Holdings, Inc.
                  in favor of Barnett Bank.

10.6              Form of Amended and Restated Security Agreement, dated March
                  26, 1997, made by each of the Company and the Subsidiaries in favor of Barnett Bank.

10.7              Pledge Agreement, dated March 26, 1997, made by the Company in favor of
                  Barnett Bank.

10.8              Form of Collateral Assignment, dated March 26, 1997, made by each of Defense
                  Technology Corporation of America and NIK Public Safety, Inc. in favor of
                  Barnett Bank.

10.9              Amendment to Acceptance Credit Agreement, dated March 26, 1997, between the
                  Company and Barnett Bank.



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
EXHIBIT           DESCRIPTION
-------           -----------
10.10             Consent with respect to Guaranty of Payment, dated as of March 26, 1997, of NIK
                  Public Safety, Inc., Armor Holdings Properties, Inc. and Defense Technology
                  Corporation of America.

10.11             Form of Guaranty of Payment, dated November 14, 1996.




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